Exhibit 10(t)

EXECUTION VERSION

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SIXTH AMENDMENT TO CREDIT AGREEMENT
THIS SIXTH AMENDMENT, dated as of June 6, 2012 (this “Amendment”) to the Credit Agreement, dated as of June 24, 2009 (as amended, restated, supplemented or modified, from time to time, the “Credit Agreement”), by and among COMTECH TELECOMMUNICATIONS CORP., a Delaware corporation (the “Company”), the Lenders party thereto and CITIBANK, N.A., a national banking association, as Administrative Agent for the Lenders.
WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement, and the Required Lenders have agreed to amend such provisions of the Credit Agreement, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:
1.     Amendments.
(a)     The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to provide as follows:
“Loan Documents” shall mean, collectively, this Agreement, the Notes, the Guaranties, the Pledge Agreement, the Hedging Agreements, the Security Agreement, the Account Pledge Agreement and each other agreement executed in connection with the transaction contemplated hereby or thereby or in connection with any Banking Services provided by the Administrative Agent, any Lender or any of their Affiliates, as each of the same may hereafter be amended, restated, supplemented or otherwise modified, from time to time.
“Revolving Credit Commitment” shall mean, with respect to each Lender, the obligation of such Lender to make Revolving Credit Loans to the Company and to acquire participations in Letters of Credit issued hereunder, in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01 hereto under the caption Revolving Credit Commitment, or in an Assignment and Acceptance Agreement pursuant to which a Lender shall have assumed its Commitment, as applicable.
“Revolving Credit Commitment Termination Date” shall mean April 30, 2014, subject to extension in accordance with the provisions set forth in Section 3.14 hereof.
“Total Commitment” shall mean, at any time, the aggregate of the Commitments in effect at such time which as of the Sixth Amendment Effective Date shall be $100,000,000.

“Total Revolving Credit Commitment” shall mean, at any time, the aggregate of the Revolving Credit Commitments in effect at such time, which as of the Sixth Amendment Effective Date shall be $100,000,000.
(b)     The following definitions are hereby added to Section 1.01 of the Credit Agreement in their appropriate alphabetical order:
“Account Pledge Agreement” shall mean the Blocked Account and Account Pledge Agreement in the form attached hereto as Exhibit G, to be executed and delivered on the Sixth Amendment Effective Date by the Company, as such Account Pledge Agreement may be amended to add Collateral (as defined therein), from time to time, to secure each Cash-Secured Standby Letter of Credit, and as the same may be further amended, restated, supplemented or otherwise modified from time to time.
“Aggregate Cash-Secured Letters of Credit Outstanding” shall mean, on the date of determination, that portion of the Aggregate Letters of Credit Outstanding which relate to Cash-Secured Standby Letters of Credit.
“Cash-Secured Standby Letters of Credit” shall mean any Standby Letter of Credit that is secured, at any time, by Cash Collateral pursuant to the Account Pledge Agreement, provided that a Standby Letter of Credit shall only be deemed a Cash-Secured Standby Letter of Credit at such time that it is secured by Cash Collateral pursuant to the Account Pledge Agreement.
“Investor Notes” shall mean the Convertible Notes, or at any time following replacement thereof in accordance with Section 7.01(q) hereof, the Replacement Convertible Notes.
“Notice Date” shall have the meaning set forth in Section 3.14(a) hereof.
“Redemption Payment Date” shall have the meaning set forth in Section 3.14(d) hereof.
“Sixth Amendment Effective Date” shall mean June 6, 2012.
(c)     The table in the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and replaced with the following table:

Consolidated Total Indebtedness to Consolidated EBITDA	Adjusted Libor Margin (360 day basis)	ABR Margin	Unused Fee Rate
Less than [*]	1.75%	0.75%	0.25%
Greater than or equal to [*] but less than [*]	2.00%	1.00%	0.25%
Greater than or equal to [*] but less than [*]	2.25%	1.25%	0.30%
Greater than or equal to [*]	2.50%	1.50%	0.35%
__________________________________
Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

(d)     Section 2.03 of the Credit Agreement is hereby amended to add a new subsection (h) at the end thereof as follows:
“(h)     Cash-Secured Standby Letters of Credit. The Company may request that any Standby Letter of Credit be issued as a Cash-Secured Standby Letter of Credit or that any existing Standby Letter of Credit be continued as a Cash-Secured Standby Letter of Credit, upon execution of an Account Pledge Agreement and delivery of sufficient cash to ensure that not less than 102% of the Aggregate Cash-Secured Letters of Credit Outstanding of Cash Collateral shall be held after giving effect to the issuance of such Cash-Secured Letter of Credit or continuation of a Standby Letter of Credit as a Cash-Secured Letter of Credit.
(e)     Section 2.04(a) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:
The Company may at any time after the Sixth Amendment Effective Date, but not more than two (2) times after the Sixth Amendment Effective Date, by written notice to the Administrative Agent, request that the Administrative Agent increase the maximum Revolving Credit Commitments (the “Revolver Increase”) by an amount not to exceed $50,000,000 in the aggregate by adding one or more new lenders (which may include any existing Lender desiring to increase its Revolving Credit Commitment) as Lenders under this Agreement (each, a “Section 2.04 New Lender”) who wish to participate in the Revolver Increase; provided, however, that (w) each Revolver Increase shall be in a minimum amount of $20,000,000, (x) no Default or Event of Default shall have occurred and be continuing as of the date of such request or as of the effective date of the Revolver Increase (the “Increase Date”) or shall occur as a result thereof, (y) any Section 2.04 New Lender that becomes party to this Agreement pursuant to this Section 2.04 shall satisfy the requirements of Section 10.05 hereof and shall be reasonably acceptable to the Administrative Agent and consented to by the Company in accordance with the terms of such Section 10.05 and (z) the other conditions set forth in this Section 2.04 are satisfied.
(f)     The first sentence of Section 3.04(b) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:
The Company shall pay to the Administrative Agent for the account of, and pro rata distribution to, the Lenders a commission with respect to the Lenders’ participation in Standby Letters of Credit equal to (x) with respect to all Cash-Secured Standby Letters of Credit, one percent (1%) per annum multiplied by the average daily amount of the Standby LC Exposure for all Cash-Secured Standby Letters of Credit, and (y) with respect to all other Standby Letters of Credit, the then applicable Adjusted Libor Rate Margin for Adjusted Libor Loans multiplied by the average daily amount of the Standby LC Exposure of such Standby Letters of Credit that are not Cash-Secured Standby Letters of Credit, each of (x) and (y) calculated, without duplication, during the period from and including the Closing Date but excluding the later of (a) the Revolving Credit Commitment Termination Date and (b) the date on which such Lender ceases to have any Standby LC Exposure.
(g)     Article III of the Credit Agreement is hereby amended to add a new Section 3.14 at the end thereof as follows:
        “SECTION 3.14     Extension of Maturity Date.

(a)In the event that there are no Investor Notes outstanding on the Notice Date (as defined below): the Company may extend the Revolving Credit Commitment Termination Date from April 30, 2014 to December 31, 2016, so long as the Company shall have delivered to the Administrative Agent and the Lenders, by a date no earlier than April 1, 2014 nor later than April 15, 2014 (the “Notice Date”), the following:

(i)     an officer’s certificate, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that: (x) no Default or Event of Default has occurred and is then continuing, (y) there is no other convertible, institutional or other similar type debt of the Company outstanding with a maturity date on or prior to the proposed extended Revolving Credit Commitment Termination Date and (z) the Company is exercising its option to extend the Revolving Credit Commitment Termination Date from April 30, 2014 to December 31, 2016;

(ii)     a proforma balance sheet, along with projections (for the period through January 31, 2017, at a minimum), each to be in form and substance satisfactory to the Administrative Agent, demonstrating covenant compliance;

(iii)     evidence, reasonably satisfactory to the Administrative Agent that either: (x) the holders of all of the Company’s Investor Notes have elected to convert such notes to equity, or (y) the Company has purchased, in open market transactions, all the Investor Notes, or (z) as a result of a combination of conversions described in clause (a)(iii)(x) and open market purchases described in clause (a)(iii)(y), there are no Investor Notes outstanding; and

(iv)     payment to the Administrative Agent of all fees required to be paid in accordance with the fee letter dated the date hereof, for the pro-rata distribution to the Lenders.

(b)In the event that there are Investor Notes outstanding on the Notice Date: the Company may extend the Revolving Credit Commitment Termination Date from April 30, 2014 to December 31, 2016, so long as the Company shall have delivered to the Administrative Agent and the Lenders the following:

(i)     On the Notice Date:

    (x)     an officer’s certificate, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that (x) no Default or Event of Default has occurred and is then continuing, (y) there is no other convertible, institutional or other similar type debt outstanding with a maturity date on or prior to the proposed extended Revolving Credit Commitment Termination Date and (z) the Company may elect to exercise its option, in accordance with subsection (b)(ii) below, to extend the Revolving Credit Commitment Termination Date to December 31, 2016; and

    (y)     a proforma balance sheet, along with projections (for the period through January 31, 2017, at a minimum), each to be in form and substance satisfactory to the Administrative Agent, demonstrating covenant compliance.

(ii)     By 9:00 a.m. (New York time) on May 1, 2014:

    (x)     an officer’s certificate, in form and substance reasonably satisfactory to the Administrative Agent to the effect that (w) no Default or Event of Default has occurred and is then continuing, (x) there is no other convertible, institutional or other similar type debt of the Company outstanding with a maturity date on or prior to the proposed extended Revolving Credit Commitment Termination Date, (y) there have been no changes to the previously delivered proforma balance sheet and projections described in (b)(i)(y) above and (z) the Company is exercising its option to extend the Revolving Credit Commitment Termination Date to December 31, 2016;

    (y)     a statement to the effect that, one of the following conditions have occurred: (I) none of the holders of Investor Notes gave notice on or prior to the close of business on April 30, 2014 of their election to require the Company to repurchase the Investor Notes on May 1, 2014, or (II) on or prior to April 30, 2014, holders of [applicable number to be inserted on such date] of the Investor Notes gave notice of their election to require the Company to repurchase such Investor Notes on May 1, 2014, however the Company has cash on hand greater than $1,000 multiplied by the number of Investor Notes that were presented for repurchase by the close of business on April 30, 2014, which totals $[applicable amount to be inserted on such date], in the aggregate; and

    (z)     payment to the Administrative Agent of all fees required to be paid in accordance with the fee letter dated the date hereof, for the pro-rata distribution to the Lenders.

(c)     Other than as expressly set forth in this Section 3.14, no other amendments, modifications or waivers to the Credit Agreement shall be made or deemed made unless such amendments, modification or waivers are made in accordance with Section 10.04 hereof. Notwithstanding anything to the contrary herein, all repurchases and redemptions of the Investor Notes shall otherwise be in compliance with the terms and conditions of this Agreement which provide, among other things, for limitations on the “Basket Amount” and “Excess Equity Repurchases” in accordance with Section 7.13 hereof.

(d)     Notwithstanding anything to the contrary above, the Revolving Credit Commitment Termination Date, as extended in accordance with the terms described above, shall be subject to earlier termination if, on any date after April 30, 2014 that is the Business Day immediately preceding the date on which the Company is required to pay for any Investor Notes pursuant to the Company’s exercise of its redemption option (such payment date, a “Redemption Payment Date”), unless, as of the close of business on the Business Day immediately preceding such Redemption Payment Date, the Company’s cash on hand is greater than $1,000 multiplied by the number of Investor Notes that the Company must redeem on the Redemption Payment Date. The Company shall give the Administrative Agent and the Lenders not less than 15 calendar days prior written notice of such redemption and shall provide a proforma balance sheet, along with projections (for the period through January 31, 2017, at a minimum), each in form and substance satisfactory to the Administrative Agent, demonstrating covenant compliance.

        (h)     The reference to the text “Minimum” in Section 7.12(e) of the Credit Agreement is hereby amended and replaced with the text “Maximum”.

        (i)     Section 10.04 of the Credit Agreement is hereby amended to (i) add the text “or” immediately preceding clause (h) thereof, (ii) delete clause (i) thereof in its entirety and (iii) to amend and restate the text “in each case specified in clauses (a) through (i) above” therein to read as “in each case specified in clauses (a) through (h) above”.

        (j)     Exhibit G attached hereto is hereby added as Exhibit G to the Credit Agreement. Schedule 1.01 attached hereto is hereby added as Schedule 1.01 to the Credit Agreement.

2.	Conditions to Effectiveness.
    This Amendment shall become effective upon receipt by the Administrative Agent of (a) this Amendment duly executed by the Company, the Guarantors and the Lenders, (b) all fees required to be paid pursuant to the fee letter dated the date hereof and executed by the Administrative Agent and the Company, shall have been paid in full, (c) an Assignment and Acceptance Agreement, substantially in the form attached hereto as Exhibit 1, duly executed by Bank of America, N.A. and the other Lenders, (d) Assignment and Acceptance Agreements, substantially in the forms attached hereto as Exhibit 2, duly executed by JPMorgan Chase Bank, N.A. and New York Commercial Bank and Sovereign Bank, N.A., (e) the Account Pledge Agreement, substantially in the form attached hereto as Exhibit G, duly executed by the Company, (f) amended and restated Revolving Credit Notes, each substantially in the form of Exhibit A to the Credit Agreement, reflecting the revised Revolving Credit Commitments of the Lenders in accordance with Schedule 1.01 to the Credit Agreement (as herein revised), and (f) such other documents, instruments or agreements that the Administrative Agent shall reasonably require with respect thereto.

3.	Miscellaneous.
    Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.
    Except as expressly amended and waived hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.
    The amendments set forth above are limited specifically to the matters set forth above and for the specific instances and purposes given and do not constitute directly or by implication a waiver or amendment of any other provision of the Credit Agreement or a waiver of any Default or Event of Default, whether now existing or hereafter arising, which may occur or may have occurred.
    The Company hereby (i) represents and warrants that (a) after giving effect to this Amendment, the representations and warranties made by the Company and each of its Subsidiaries pursuant to the Credit Agreement and the other Loan Documents to which each is a party are true and correct in all material respects as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date, unless any such representation or warranty is as of a specific date, in which case, as of such date and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (ii) confirms that the liens, heretofore granted, pledged and/or assigned to the Administrative Agent for the Lenders shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment.
    The Company hereby further represents and warrants that the execution, delivery and performance by the Company of this Amendment and the Credit Agreement (as amended by this Amendment), (a) have been duly authorized by all requisite corporate action, (b) will not violate or require any consent (other than consents as have been made or obtained and which are in full force and effect) under (i) any provision of law applicable to the Company, any applicable rule or regulation of any Governmental Authority, or the Certificate of Incorporation or By-laws of the Company, (ii) any order of any court or other Governmental Authority binding on the Company or (iii) any agreement or instrument binding on the Company. Each of this Amendment and the Credit Agreement (as amended hereby), constitutes a legal, valid and binding obligation of the Company.
    This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. This Amendment shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Administrative Agent.
    This Amendment shall constitute a Loan Document.
    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[next page is signature page]

IN WITNESS WHEREOF, the Company, the Administrative Agent and the Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

CITIBANK, N.A., as Administrative Agent and as a
Lender

By:________________________
Name: Stuart N. Berman
Title: Vice President

MANUFACTURERS AND TRADERS TRUST
COMPANY, as a Lender

By:________________________
Name:
Title:

NEW YORK COMMERCIAL BANK, as a Lender

By:________________________
Name:
Title:

SOVEREIGN BANK, N.A., as a Lender

By:________________________
Name:
Title:

COMTECH TELECOMMUNICATIONS
CORP.

By:_____________________________
Name:     Michael Porcelain
Title:    Senior Vice President and Chief Financial Officer

[Signature Page to Sixth Amendment]

Each of the undersigned, not as a party to the Credit Agreement but as a Guarantor under the Guaranty, dated June 24, 2009 and as a Grantor under the Security Agreement dated as of October 31, 2011 hereby (a) accepts and agrees to the terms of the foregoing Amendment, (b) acknowledges and confirms that all terms and provisions contained in the Loan Documents to which it is a party are, and shall remain, in full force and effect in accordance with their respective terms, (c) reaffirms and ratifies all the representations and covenants contained in each Loan Document in all material respects to which it is a party; (d) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under any of the Loan Documents to which it is a party; and (e) confirms and agrees that the liens heretofore granted, pledged and/or assigned to the Administrative Agent for the benefit of the Lenders as security for the Obligations (as defined in the Security Agreement) shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment.
COMTECH SYSTEMS, INC.
COMTECH ANTENNA SYSTEMS, INC.
COMTECH EFDATA CORP. (successor-by-merger to Comtech AHA Corporation)
COMTECH PST CORP.
COMTECH MOBILE DATACOM CORPORATION
COMTECH XICOM TECHNOLOGY, INC.
COMTECH COMSTREAM, INC. (f/k/a Comtech Tiernan Video, Inc.)
COMTECH TOLT TECHNOLOGIES, INC.
COMTECH SYSTEMS INTERNATIONAL, INC.
COMTECH COMMUNICATIONS CORP.
ARMER COMMUNICATIONS ENGINEERING SERVICES, INC.
TIERNAN RADYNE COMSTREAM, INC.
COMTECH AEROASTRO, INC.
ANGELS ACQUISITION CORP.

By:___________________________
Name: Michael Porcelain
Title:     Senior Vice President and Chief Financial Officer

[Signature Page to Sixth Amendment]

Schedule 1.01

Lender:	Revolving Credit Commitment:
CITIBANK, N.A.	$36,000,000

MANUFACTURERS AND TRADERS TRUST COMPANY	$25,000,000

SOVEREIGN BANK, N.A.	$24,000,000

NEW YORK COMMERCIAL BANK	$15,000,000

Total Commitment	$100,000,000